UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 30, 2005

FEMONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-49661	98-0358887
(Commission File Number)	(IRS Employer Identification No.)

1905 Aston Avenue, Suite 101
Carlsbad, CA 92008, USA
Telephone: (760) 448-2498
(Address and telephone number of principal executive offices and place of business)

ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective December 1, 2005, the Company’s transfer agent has been changed to American Stock Transfer and Trust Company located at 59 Maiden Lane, New York, New York 10038. American Stock Transfer’s website is www.amstock.com.

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEMONE, INC.

Dated: December 5, 2005	By:	/s/ Ray W. Grimm, Jr.

Name: Ray W. Grimm, Jr. Title: Chief Executive Officer